UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (date of earliest event reported): April 23, 2003


                               RIMAGE CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)


            Minnesota                      0-20728                41-1577970
            ---------                      -------                ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                    Identification  No.)


7725 Washington Avenue South
Minneapolis, MN                                                    55439
------------------                                                 -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     (952) 944-8144


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Items 1, 2, 3, 4, 6, 8, 10, and 11 are not applicable and therefore omitted.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following are filed as Exhibits to this Report:

Exhibit No.    Description of Exhibit
-----------    ----------------------

99.1           Press release issued April 23, 2003.

99.2 Statements of Bernard T. Aldrich and Robert J. Wolf for telephone conference held on April 23, 2003.


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

         Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Rimage Corporation hereby furnishes a press release, issued on April 23, 2003, disclosing material non-public information regarding its results of operations for the quarter ended March 31, 2003.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       RIMAGE CORPORATION

                                       By  /s/  Robert M. Wolf
                                           -------------------------------------
                                           Robert M. Wolf
                                           President and Chief Executive Officer


Dated: April 23, 2003